UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K / A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2006

LEGALPLAY ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Florida	000-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206 - 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 648-2090

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

No events to report.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 20, 2006, the Registrant’s Board of Directors agreed, by resolution, to terminate the services of their principal accountant, Amisano Hanson, Chartered Accountants, of Vancouver, Canada. They further resolved to hire the accounting firm, Dale Matheson Carr-Hilton Labonte, Chartered Accountants, as their replacement.

The decision to change the Registrant’s certified accountant had nothing to do with the performance of the former accountant’s services. Amisano Hanson’s reports for either the 2005 or 2004 Consolidated Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to audit scope or accounting principles. Amisano Hanson’s audit reports dated March 1 2006 and August 15 2005, for the fiscal years ended 2005 and 2004 respectively, were modified as to uncertainty regarding the Company’s ability to continue as a going concern.

During our two most recent fiscal years ending December 31, 2004 and 2005 and the subsequent interim period of January 1, 2006 through to July 20, 2006, the Registrant did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Amisano Hanson satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

The Company has given Amisano Hanson authorization to fully respond to the inquiries of the Company’s new accountants, Dale Matheson Carr-Hilton Labonte, concerning the previous consolidated financial statements audited by Amisano Hanson. There were no limitations placed upon Amisano Hanson, whatsoever.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

No events to report.
.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefits Plan.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

1.	Resolution of the Board of Directors of LegalPlay Entertainment Inc. dated July 20, 2006. (previously filed)
2.	Letter from Registrant to Amisano Hanson Chartered Accountants dated July 20, 2006. (previously filed)
16.	Dated letter from Amisano Hanson Chartered Accountants, addressed to the Commission, stating they agree with the revised Item 304 disclosures made by the issuer in the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGALPLAY ENTERTAINMENT INC.

/s/ Cecil Morris
Cecil Morris, President

November 20, 2006
Date